UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 10, 2005

MIDWEST BANC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-13735 (Commission File Number)	36-3252484 (IRS Employer Identification No.)

501 West North Avenue Melrose Park, Illinois (Address of principal executive offices)	60160 (Zip Code)
Registrant’s telephone number, including area code: (708) 865-1053
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Underwriting Agreement
Press Release
Other Expenses

Item 8.01 Other Events
     On August 10, 2005, Midwest Banc Holdings, Inc. (the “Company”), priced an offering of 3,000,000 shares of its $.01 par value common stock (the “Shares”). The transaction is scheduled to close on Tuesday, August 16, 2005, and the Company expects to receive net proceeds of approximately $63.0 million from the offering. The Company has also granted the underwriters of the offering a 30 day option to purchase up to 450,000 additional shares to cover over-allotments, if any. A press release regarding this offering is attached hereto as Exhibit 99.1.
     The Company registered the sale of the Shares with the Securities and Exchange Commission (the “SEC”) pursuant to a Registration Statement on Form S–3 (File No. 333–123603) (the “Registration Statement”) filed on March 28, 2005, and declared effective by the SEC on July 5, 2005. The Company is filing this Current Report on Form 8–K in order to cause the Underwriting Agreement that is attached as an exhibit hereto to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8–K, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represents, either individually or in the aggregate, a “fundamental change” (as such term is used in item 512(a)(1)(ii) of Regulation S–K) in the information set forth in the Registration Statement.
     The Company is filing this Current Report on Form 8–K in order to cause certain information contained herein and in the exhibits hereto to be incorporated into the Company’s Registration Statement on Form S–3 (File No. 333–123603) (the “Registration Statement”) by reference. By filing this Current Report on Form 8–K, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represents, either individually or in the aggregate, a “fundamental change” (as such term is used in item 512(a)(1)(ii) of Regulation S–K) in the information set forth in the Registration Statement.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

1.1	Underwriting Agreement, dated August 10, 2005, by and among the Company and Friedman, Billings, Ramsey & Co., Inc., as representative of the underwriters named therein.

99.1	Press Release, dated August 11, 2005.

99.2	Other Expenses of Issuance and Distribution (as required by Item 14 of the Registration Statement).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Banc Holdings, Inc.
August 11, 2005	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Senior Vice President and Chief Financial Officer